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                                                                     EXHIBIT 4.3

                                 AMENDMENT NO. 1

                                     TO THE

                                CREDIT AGREEMENT

                            DATED AS OF JUNE 29, 2001

                                      AMONG

                               QUEBECOR MEDIA INC.

                                   AS BORROWER

                                      - AND -

                            LE GROUPE VIDEOTRON LTEE

                             QUEBECOR NEW MEDIA INC.

                      CANOE: CANADIAN ONLINE EXPLORER INC.

                     QUEBECOR NEW MEDIA LIMITED PARTNERSHIP

                            CANOE LIMITED PARTNERSHIP

                                  as Guarantors

                                     - and -

                        THE FINANCIAL INSTITUTIONS NAMED
                          ON THE SIGNATURE PAGES HERETO

                                   as Lenders

                                     - and -

                          RBC DOMINION SECURITIES INC.

                         as Lead Arranger and Bookrunner

                                      - and -

                                  TD SECURITIES

                           CREDIT SUISSE FIRST BOSTON

                            SALOMON SMITH BARNEY INC.

                              as co-Lead Arrangers

                                     - and -

                              ROYAL BANK OF CANADA

                             AS ADMINISTRATIVE AGENT



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         AMENDMENT NO. 1 to the CREDIT AGREEMENT dated as of June 29, 2001, among QUEBECOR MEDIA INC., a company existing under the laws of Quebec, as Borrower, LE GROUPE VIDEOTRON LTEE, QUEBECOR NEW MEDIA INC., CANOE: CANADIAN ONLINE EXPLORER INC., QUEBECOR NEW MEDIA LIMITED PARTNERSHIP AND CANOE LIMITED PARTNERSHIP, as Guarantors, the FINANCIAL INSTITUTIONS named on the signature pages hereto, as Lenders, RBC DOMINION SECURITIES INC., as Lead Arranger and Bookrunner, TD SECURITIES, CREDIT SUISSE FIRST BOSTON AND SALOMON SMITH BARNEY INC., as Co-Lead Arrangers and ROYAL BANK OF CANADA, as Administrative Agent.

         WHEREAS the Administrative Agent and such other Lenders as may from time to time be parties to the Credit Agreement have agreed to make certain credit facilities available to the Borrower upon the terms and conditions contained in a credit agreement dated as of June 29, 2001 among the Borrower, the Guarantors, the Administrative Agent, RBC Dominion Securities Inc., as Lead Arranger and Bookrunner, the Co-Lead Arrangers and the Lenders under the Credit Agreement (such credit agreement as it may at any time or from time to time be amended, supplemented, restated or replaced, the "Credit Agreement");

         WHEREAS the parties wish to amend the Credit Agreement as provided herein;

         NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1.       DEFINITIONS

         Terms defined in the Credit Agreement which appear in this Agreement without definition shall have the meanings ascribed to them in the Credit Agreement.

2.       AMENDMENT TO THE DEFINITION OF "CASH EQUIVALENTS"

         Section 1.1 of the Credit Agreement is hereby amended by substituting the definition of "Cash Equivalents" by the following:

         ""CASH EQUIVALENTS" means:

         (a) marketable, direct obligations of Canada or of any agency thereof backed by the full faith and credit of Canada, maturing within 364 days of the date of purchase;

         (b) certificates of deposit maturing within 364 days of the date of purchase issued by or acceptances accepted or guaranteed by a bank to which the Bank Act (Canada) applies that is a Leader hereunder and that has, at the time of acquisition, a combined capital surplus or undistributed profits of at least $2,000,000,000;

         (c) commercial paper, bonds, notes, debentures and banker's acceptances issued by a Person residing in Canada and maturing within 270 days from the date of issuance which, at the time of acquisition, is or are accorded a short-term credit rating of at least A-1 by Standard & Poor's Corporation or at least Prime-1 by Moody's Investors Service or the equivalent thereof by Dominion Bond Rating Service."

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3.       AMENDMENT TO SECTION 4.2 OF THE CREDIT AGREEMENT

         Section 4.2 of the Credit Agreement is amended by substituting therefor the following:

                  "Each Drawing presented by the Borrower shall be in a minimum amount of $5,000,000 and in multiples of $1,000,000 and each Draft shall (i) be in an integral multiple of $ 100,000; (ii) be dated the date of the Drawing, and (iii) mature and be payable by the Borrower (in common with all other Drafts presented in connection with such Drawing) on a Business Day which occurs (subject to availability) between 10 and 180 days, at the election of the Borrower, after the Drawing Date and on or prior to the relevant Maturity Date."

4.       AMENDMENT TO SECTION 8.1(a)(M) OF THE CREDIT AGREEMENT

         Section 8.1(a)(iii) of the Credit Agreement is hereby amended by deleting the following, "9076-1883 Quebec Inc., 9076-1859 Quebec Inc., 3588386 Canada Inc., Quebecor New Media Inc., Canoe: Canadian Online Explorer Inc., Quebecor New Media Limited Partnership, Canoe Limited Partnership and".

5.       EFFECTIVE DATE

         This Amendment No. 1 shall take effect as of June 6, 2002.

6.       REFERENCE TO AND EFFECT ON CREDIT AGREEMENT

         On and after the date of this Agreement each reference in the Credit Agreement to "this Agreement" and each reference to the Credit Agreement in the Credit Documents and any and all other agreements, documents and instruments delivered by any of the Lenders, the Administrative Agent the Borrower, any Guarantor or any other Person shall mean and be a reference to the Credit Agreement as amended by this Agreement. Except as specifically amended by this Agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

7.       NO WAIVER, ETC.

         The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Leaders or any other Secured Party under any of the Credit Documents nor constitute a waiver of any provision of any of the Credit Documents.

8.       GOVERNING LAW

         This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

9.       ENUREMENT

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         This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

10.      LANGUAGE

         The parties hereto agree that this Agreement and all agreements and documents entered into in connection herewith or pursuant hereto shall be drawn up in English only. LES PARTIES CONFIRMENT QU'ELLES ONT CONVENU QUE CE DOCUMENT AINSI QUE TOUS LES AUTRES DOCUMENTS OU CONTRATS S'Y RATTACHANT SOIENT REDIGES EN ANGLAIS SEULEMENT.

11.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts which may be signed and communicated by telecopier or otherwise and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                          [The signature pages follow]



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective authorized officers as of August 6, 2002.


                                          QUEBECOR MEDIA INC., AS BORROWER


                                      Per:           [Signed]
                                          _______________________________
                                               Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                               Authorized Signing Officer

                                          LE GROUPE VIDEOTRON LTEE, AS GUARANTOR


                                      Per:           [Signed]
                                          _______________________________
                                               Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                               Authorized Signing Officer

                                          QUEBECOR NEW MEDIA INC., AS GUARANTOR


                                      Per:           [Signed]
                                          _______________________________
                                               Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                               Authorized Signing Officer


                                          CANOE:  CANADIAN ONLINE EXPLORER INC.


                                      Per:           [Signed]
                                          _______________________________
                                               Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                               Authorized Signing Officer


                                       4

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                                         QUEBECOR NEW MEDIA LIMITED PARTNERSHIP,
                                         AS GUARANTOR, BY ITS GENERAL PARTNER,
                                         QUEBECOR NEW MEDIA INC.


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         CANOE LIMITED PARTNERSHIP, AS
                                         GUARANTOR, BY ITS GENERAL PARTNER,
                                         CANOE: CANADIAN ONLINE EXPLORER INC.


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         THE ADMINISTRATIVE AGENT:

                                         ROYAL BANK OF CANADA


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         THE LEAD ARRANGER:

                                         RBC DOMINION SECURITIES INC.


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer

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                                         THE CO-LEAD ARRANGERS:

                                         TD SECURITIES


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         CREDIT SUISSE FIRST BOSTON


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         SALOMON SMITH BARNEY INC.


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         THE LENDERS:

                                         ROYAL BANK OF CANADA, as
                                         Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


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                                         BANK OF AMERICA CANADA, as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         BANK OF MONTREAL, as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         THE TORONTO-DOMINION BANK, as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         BANK OF TOKYO-MITSUBISHI
                                         (CANADA), as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


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                                         BNP PARIBAS (CANADA), as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         CAISSE CENTRALE DESJARDINS, as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         CANADIAN IMPERIAL BANK OF
                                         COMMERCE, as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         CITIBANK CANADA, as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


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                                         CREDIT SUISSE FIRST BOSTON
                                         CANADA, as Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         THE BANK OF NOVA SCOTIA, as
                                         Lender


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


ACCEPTED:                                QUEBECOR INC.


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                         CAISSE DE DEPOT ET
                                         PLACEMENT DU QUEBEC


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


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                                         CAPITAL COMMUNICATIONS CDPQ INC.


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


                                      Per:           [Signed]
                                          _______________________________
                                              Authorized Signing Officer


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